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                                   [CARLSON RESTAURANTS LOGO]



         CLASS A COMMON STOCK                                      CLASS A COMMON STOCK
            $.01 PAR VALUE                                            $.01 PAR VALUE

               NUMBER                                                     SHARES

         CRW

         CARLSON  RESTAURANTS  WORLDWIDE  INC.,  INCORPORATED  UNDER THE LAWS OF THE
         STATE OF DELAWARE

         THIS CERTIFIES THAT                                CUSIP     142811    10   8



         Is the record holder of

[SEAL]         FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF           [GRAPHIC]


         CARLSON RESTAURANTS WORLDWIDE INC. (THE "CORPORATION") TRANSFERABLE ON THE
         BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ITS DULY
         AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
         THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE
         HELD SUBJECT TO ALL THE PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF
         INCORPORATION OF THE CORPORATION AND THE BY-LAWS OF THE CORPORATION AND ANY
         AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS.
         THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE
         TRANSFER AGENT AND REGISTRAR.

               WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
               DATED:


         COUNTERSIGNED AND REGISTERED
             THE BANK OF NEW YORK
                 TRANSFER AGENT AND REGISTRAR      PRESIDENT AND CHIEF EXECUTIVE OFFICER

         BY

                      AUTHORIZED SIGNATURE         VICE PRESIDENT-LEGAL, GENERAL
                                                      COUNSEL AND SECRETARY

                                    [T.G.I. FRIDAY'S LOGO]
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                          CARLSON RESTAURANTS WORLDWIDE INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common    UNIF GIFT MIN ACT -- ___Custodian___
                                                               (Cust)    (Minor)
         TEN ENT - as tenants by the entireties   under Uniform Gifts to Minors
         JT TEN  - as joint tenants with right of     Act _______________
                   survivorship and not as tenants           (State)
                   in common

       Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
         --------------------------------------------------


         --------------------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

____________________________________________________________________ SHARES
OF CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_________________ __________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________


           __________________________________________________________________
  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
           PARTICULAR,   WITHOUT   ALTERATION  OR ENLARGEMENT OR ANY CHANGE
           WATEVER.

Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.